SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) September 4, 2001
                                  -----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
-----------------------------------------                    ----------
 (Address of principal executive offices)                    (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On September 4, 2001, General Motors Corporation (GM) issued a news release announcing August production results and third and fourth quarter forecast. The release is as follows:

         GM Truck Sales Continue Momentum: SUVs on Industry Record Pace

               - Industry on target for Third-Best All-Time Sales
               - GM Truck Sales Up 7%; Passenger Cars Down 20%
               - Overall August Sales Down 7%

    GM Announces August Production Results and 3rd and 4th Quarter Estimates

      DETROIT -- General Motors dealers sold 403,258 new cars and trucks in August in the United States, a 7 percent decline from August 2000. Industry sales moderated in August but are on track for the third-best sales year.

      "We are very pleased that GM's leading lineup of truck brands continued to pace the industry, especially our midsize and full-size utilities and full-size pickups," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Despite an extremely competitive market, GM's share continued to stabilize and we have made good progress in improving our product mix, managing our fleet volumes, reducing our total inventory and moving out our 2001 models."

GM Sales Highlights
-------------------
      GM and its dealers continued to have robust truck sales in August led by midsize utilities, full-size utilities and full-size pickups. The strongest results in August came once again from sport utility vehicle (SUV) sales, keeping GM on pace to set an all-time industry SUV calendar year sales record. GM's full-size utilities (41,352) dominated the industry once again in August on the strength of Chevrolet Tahoe, GMC Yukon and Yukon XL as well as increased sales of the all-new Cadillac Escalade. GM's all-new midsize SUV lineup, the Chevrolet TrailBlazer, GMC Envoy and Oldsmobile Bravada and Buick Rendezvous continued to gain sales momentum. GM maintained its leadership in full-size pickups in August (76,586) and is on pace for the best year since 1978.

      As new and innovative entries Buick Rendezvous, Chevrolet Avalanche and Cadillac Escalade increase in availability, GM expects its strong truck sales performance will continue in the second half.

-------------------------------------------------------------------------------
August Sales Records                       CYTD Records
--------------------                       ------------
o  GM Trucks                               o   GM Utilities
o  Chevrolet Trucks                        o   GM Large Utilities
o  GM Utilities                            o   Chevrolet Utilities
o  Chevrolet Utilities                     o   GMC Utilities
o  GMC Utilities                           o   GM Small Utilities
o  GM Large Utilities                      o   GM Mid-Utilities
o  Chevrolet Large Utilities               o   Chevrolet Tahoe and Suburban
o  GMC Large Utilities                     o   GMC Yukon and Yukon XL
o  Chevrolet Tahoe                         o   Cadillac Escalade
o  GMC Yukon and Yukon XL                  o   Chevrolet Tracker
o  Cadillac Escalade                       o   Chevrolet Impala
o  Chevrolet Impala                        o   Saab 9-5
o  Saab
o  Saab 9-5

-------------------------------------------------------------------------------

GM Announces August and 3rd- & 4th-Quarter 2001 Estimates
--------------------------------------------------------
      In August, GM produced 508,000 vehicles (236,000 cars and 272,000 trucks) in North America, down from 561,000 vehicles (295,000 cars and 266,000 trucks) produced in August 2000. (Production totals include joint venture production of 11,600 vehicles in August 2001 and 14,000 vehicles in August 2000.)

      GM announced that the third-quarter production estimate will be largely unchanged from recent guidance at 1.232 million vehicles (569,000 cars and 663,000 trucks), up slightly from the prior estimate of 1.230 million vehicles (567,000 cars and 663,000 trucks). It is a 6.6 percent decline from the 1.319 million vehicles (689,000 cars and 630,000 trucks) GM produced in the third quarter of 2000.

      Additionally, GM announced that the fourth-quarter production estimate will be 1.318 million vehicles (597,000 cars and 721,000 trucks), down 3.3 percent from 1.364 million vehicles (670,000 cars and 694,000 trucks) produced in the fourth quarter of 2000.

      GM also announced the following production estimates for its international regions:

      - GM Europe - The third-quarter estimate is 378,000, down from the previous estimate of 387,000 vehicles. The fourth-quarter estimate is 436,000, down from the 513,000 vehicles produced in the fourth quarter 2000.

      - GM Asia Pacific - The third-quarter estimate is 75,000 vehicles, down from the previous estimate of 81,000. The fourth-quarter estimate is 84,000, up from the 47,000 produced in the fourth quarter 2000.

      - GM Latin America, Africa and the Middle East - The third-quarter estimate is 146,000 vehicles, down from the previous estimate of 157,000. The fourth-quarter estimate is 154,000, up from the 135,000 vehicles produced in the fourth quarter 2000.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2001
------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)     August                  January - August
                         ----------------------------------------------------
                                          %Chg
                           2001   2000   per S/D     2001      2000      %Chg
                         ----------------------------------------------------
       Selling Days (S/D)    27     27
-----------------------------------------------------------------------------
Century                   17,630  15,089   16.8     94,326    106,650   -11.6
LeSabre                   15,590  18,116  -13.9     99,053    101,373    -2.3
Park Avenue                3,410   4,433  -23.1     24,033     32,284   -25.6
Regal                      6,135   5,076   20.9     36,016     44,426   -18.9
Riviera                        1       1    0.0          3         40   -92.5
      Buick Total         42,766  42,715    0.1    253,431    284,773   -11.0
-----------------------------------------------------------------------------
Catera                       782   1,295  -39.6      8,230     12,480   -34.1
DeVille                    8,235  10,147  -18.8     61,139     73,876   -17.2
Eldorado                     888   1,040  -14.6      6,152      7,576   -18.8
Seville                    1,376   2,630  -47.7     15,508     18,573   -16.5
     Cadillac Total       11,281  15,112  -25.4     91,029    112,505   -19.1
-----------------------------------------------------------------------------
Camaro                     2,681   3,640  -26.3     22,339     30,042   -25.6
Cavalier                  12,740  22,624  -43.7    156,532    168,143    -6.9
Corvette                   2,789   2,861   -2.5     20,811     20,808     0.0
Impala                    15,449  13,345   15.8    133,119    121,340     9.7
Lumina                        22   3,918  -99.4     17,557     28,547   -38.5
Malibu                    16,517  18,554  -11.0    131,437    153,680   -14.5
Metro                          8   2,580  -99.7      6,464     24,435   -73.5
Monte Carlo                5,606   5,671   -1.1     46,906     48,264    -2.8
Prizm                      2,667   4,915  -45.7     36,669     37,214    -1.5
    Chevrolet Total       58,479  78,108  -25.1    571,834    632,473    -9.6
-----------------------------------------------------------------------------
Alero                      9,786   9,978   -1.9     83,143     90,233    -7.9
Aurora                     1,349   2,917  -53.8     18,130     17,607     3.0
Cutlass                        3      42  -92.9         19      1,154   -98.4
Cutlass Supreme                0       0  ***.*          0          0   ***.*
Eighty Eight                   0       4  ***.*          3        439   -99.3
Intrigue                   3,606   5,590  -35.5     29,044     44,144   -34.2
    Oldsmobile Total      14,744  18,531  -20.4    130,339    153,577   -15.1
-----------------------------------------------------------------------------
Bonneville                 4,123   5,962  -30.8     33,663     41,907   -19.7
Firebird                   1,870   2,631  -28.9     16,225     22,542   -28.0
Grand Am                  19,125  21,288  -10.2    132,255    152,385   -13.2
Grand Prix                12,167  15,612  -22.1     85,123    107,976   -21.2
Sunfire                    4,489   7,454  -39.8     52,817     59,099   -10.6
     Pontiac Total        41,774  52,947  -21.1    320,083    383,909   -16.6
-----------------------------------------------------------------------------
900                            0       1  ***.*          0         57   ***.*
9000                           0       0  ***.*          0         18   ***.*
9-3                        1,415   1,628  -13.1     12,466     13,743    -9.3
9-5                        2,808   2,124   32.2     11,873     11,315     4.9
       Saab Total          4,223   3,753   12.5     24,339     25,133    -3.2
-----------------------------------------------------------------------------
Saturn EV1                     0       8  ***.*          0        245   ***.*
Saturn L Series            5,348   9,647  -44.6     69,698     68,118     2.3
Saturn S Series           11,751  16,234  -27.6    113,735    126,623   -10.2
      Saturn Total        17,099  25,889  -34.0    183,433    194,986    -5.9
-----------------------------------------------------------------------------
        GM Total         190,366 237,055  -19.7  1,574,488  1,787,356   -11.9
-----------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       185,361 232,007  -20.1  1,541,919  1,749,743   -11.9
-----------------------------------------------------------------------------
GM Import                  5,005   5,048   -0.9     32,569     37,613   -13.4
-----------------------------------------------------------------------------
        GM Total         190,366 237,055  -19.7  1,574,488  1,787,356   -11.9
-----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2001
-----------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)     August                  January - August
                         ----------------------------------------------------
                                          %Chg
                           2001   2000   per S/D     2001      2000      %Chg
                         ----------------------------------------------------
       Selling Days (S/D)    27     27
-----------------------------------------------------------------------------
     GM Car Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total               42,766  42,715    0.1    253,431    284,773   -11.0
Cadillac Total            10,499  13,817  -24.0     82,799    100,025   -17.2
Chevrolet Total           58,479  78,108  -25.1    571,834    632,473    -9.6
Oldsmobile Total          14,744  18,531  -20.4    130,339    153,577   -15.1
Pontiac Total             41,774  52,947  -21.1    320,083    383,909   -16.6
Saturn Total              17,099  25,889  -34.0    183,433    194,986    -5.9
     GM North America
     Total *             185,361 232,007  -20.1  1,541,919  1,749,743   -11.9
-----------------------------------------------------------------------------
Cadillac Total               782   1,295  -39.6      8,230     12,480   -34.1
Saab Total                 4,223   3,753   12.5     24,339     25,133    -3.2
     GM Import Total       5,005   5,048   -0.9     32,569     37,613   -13.4
-----------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-----------------------------------------------------------------------------
Buick Total               46,764  42,715    9.5    263,809    284,773    -7.4
Cadillac Total            13,772  16,816  -18.1    108,028    128,994   -16.3
Chevrolet Total          208,902 222,994   -6.3  1,745,577  1,834,138    -4.8
GMC Total                 43,694  42,047    3.9    350,257    370,670    -5.5
Hummer Total                  48      53   -9.4        527        649   -18.8
Oldsmobile Total          19,205  22,577  -14.9    172,688    202,001   -14.5
Other-Isuzu Total          1,559       0  ***.*     10,834          0   ***.*
Pontiac Total             47,992  58,753  -18.3    375,618    429,617   -12.6
Saab Total                 4,223   3,753   12.5     24,339     25,133    -3.2
Saturn Total              17,099  25,889  -34.0    183,433    194,986    -5.9
     GM Total            403,258 435,597   -7.4  3,235,110  3,470,961    -6.8
-----------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2001
------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)     August                  January - August
                         ----------------------------------------------------
                                          %Chg
                           2001   2000   per S/D     2001      2000      %Chg
                         ----------------------------------------------------

       Selling Days (S/D)    27     27
-----------------------------------------------------------------------------
Rendezvous                 3,998       0  ***.*     10,378          0   ***.*
    Total Buick            3,998       0  ***.*     10,378          0   ***.*
-----------------------------------------------------------------------------
Escalade                   2,491   1,704   46.2     16,999     16,489     3.1
  Total Cadillac           2,491   1,704   46.2     16,999     16,489     3.1
-----------------------------------------------------------------------------
Astro                      4,693   6,738  -30.4     42,981     70,196   -38.8
C/K Suburban(Chevy)       10,882  11,645   -6.6     95,126     89,602     6.2
Chevy C/T Series             357     614  -41.9      4,320      6,201   -30.3
Chevy P Models & Mtr Hms       2      24  -91.7         60        508   -88.2
Chevy W Series               152     259  -41.3      1,358      1,549   -12.3
Express Cutaway/G Cut      1,756   1,823   -3.7     10,617     14,587   -27.2
Express Panel/G Van        5,840   8,317  -29.8     45,171     54,793   -17.6
Express/G Sportvan         1,193     838   42.4     11,401     10,348    10.2
S/T Blazer                 9,620  17,966  -46.5    116,414    163,213   -28.7
S/T Pickup                16,695  17,991   -7.2    114,474    155,081   -26.2
Tahoe                     16,110  12,253   31.5    128,186     95,283    34.5
Tracker                    4,757   4,192   13.5     36,828     33,930     8.5
TrailBlazer               11,114       0  ***.*     42,935          0   ***.*
Venture                    7,438   7,203    3.3     62,967     68,466    -8.0
 .............................................................................
    Avalanche              6,015       0  ***.*     15,434          0   ***.*
    Silverado-C/K Pickup  53,799  55,023   -2.2    445,471    437,908     1.7
Chevrolet Fullsize
Pickups                   59,814  55,023    8.7    460,905    437,908     5.3
 .............................................................................
  Chevrolet Total        150,423 144,886    3.8  1,173,743  1,201,665    -2.3
-----------------------------------------------------------------------------
C/K Suburban(GMC)              1      59  -98.3         31      4,646   -99.3
Envoy                      4,639       0  ***.*     22,169          0   ***.*
GMC C/T Series               733   1,517  -51.7      9,139     17,500   -47.8
GMC W Series                 355     373   -4.8      2,819      3,091    -8.8
P Models & Mtr Hms(GMC)        1       9  -88.9         15        411   -96.4
S/T Jimmy                  1,129   5,833  -80.6     27,760     54,833   -49.4
Safari (GMC)               1,348   2,520  -46.5     13,803     24,470   -43.6
Savana Panel/G Classic     1,712   2,037  -16.0     17,004     21,763   -21.9
Savana Special/G Cut         697     595   17.1      8,221      6,972    17.9
Savana/Rally                 189     301  -37.2      1,809      2,667   -32.2
Sierra                    16,772  15,605    7.5    126,957    131,093    -3.2
Sonoma                     4,298   4,681   -8.2     29,454     36,298   -18.9
Yukon                      6,585   4,692   40.3     48,944     36,668    33.5
Yukon XL                   5,235   3,825   36.9     42,132     30,258    39.2
     GMC Total            43,694  42,047    3.9    350,257    370,670    -5.5
-----------------------------------------------------------------------------
Hummer H1                     48      53   -9.4        527        649   -18.8
   Hummer Total               48      53   -9.4        527        649   -18.8
-----------------------------------------------------------------------------
Bravada                    1,618   1,583    2.2     15,329     21,600   -29.0
Silhouette                 2,843   2,463   15.4     27,020     26,824     0.7
   Oldsmobile Total        4,461   4,046   10.3     42,349     48,424   -12.5
-----------------------------------------------------------------------------
Other-Isuzu F Series         202       0  ***.*      1,532          0   ***.*
Other-Isuzu N Series       1,357       0  ***.*      9,302          0   ***.*
   Other-Isuzu Total       1,559       0  ***.*     10,834          0   ***.*
-----------------------------------------------------------------------------
Aztek                      1,940   1,449   33.9     20,141      1,746   ***.*
Montana                    4,278   4,356   -1.8     35,394     43,928   -19.4
Trans Sport                    0       1  ***.*          0         34   ***.*
   Pontiac Total           6,218   5,806    7.1     55,535     45,708    21.5
-----------------------------------------------------------------------------
     GM Total            212,892 198,542    7.2  1,660,622  1,683,605    -1.4
-----------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       211,316 198,089    6.7  1,649,995  1,680,419    -1.8
-----------------------------------------------------------------------------
GM Import                  1,576     453  247.9     10,627      3,186   233.6
-----------------------------------------------------------------------------
     GM Total            212,892 198,542    7.2  1,660,622  1,683,605    -1.4
-----------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       209,733 195,746    7.1  1,632,077  1,654,345    -1.3
-----------------------------------------------------------------------------
GM Import                      0       0  ***.*          0          0   ***.*
-----------------------------------------------------------------------------
     GM Total            209,733 195,746    7.1  1,632,077  1,654,345    -1.3
-----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2001
------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)     August                  January - August
                         ----------------------------------------------------
                                          %Chg
                           2001   2000   per S/D     2001      2000      %Chg
                         ----------------------------------------------------
      Selling Days (S/D)     27     27
-----------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total                3,998       0  ***.*     10,378          0   ***.*
Cadillac Total             2,491   1,704   46.2     16,999     16,489     3.1
Chevrolet Total          150,306 144,681    3.9  1,172,813  1,200,542    -2.3
GMC Total                 43,459  41,799    4.0    348,618    368,607    -5.4
Hummer Total                  48      53   -9.4        527        649   -18.8
Oldsmobile Total           4,461   4,046   10.3     42,349     48,424   -12.5
Other-Isuzu Total            335       0  ***.*      2,776          0   ***.*
Pontiac Total              6,218   5,806    7.1     55,535     45,708    21.5
    GM North America
    Total *              211,316 198,089    6.7  1,649,995  1,680,419    -1.8
-----------------------------------------------------------------------------
Chevrolet Total              117     205  -42.9        930      1,123   -17.2
GMC Total                    235     248   -5.2      1,639      2,063   -20.6
Other-Isuzu Total          1,224       0  ***.*      8,058          0   ***.*
    GM Import Total        1,576     453  247.9     10,627      3,186   233.6
-----------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total                3,998       0  ***.*     10,378          0   ***.*
Cadillac Total             2,491   1,704   46.2     16,999     16,489     3.1
Chevrolet Total          149,912 143,989    4.1  1,168,005  1,193,407    -2.1
GMC Total                 42,605  40,148    6.1    338,284    349,668    -3.3
Hummer Total                  48      53   -9.4        527        649   -18.8
Oldsmobile Total           4,461   4,046   10.3     42,349     48,424   -12.5
Pontiac Total              6,218   5,806    7.1     55,535     45,708    21.5
    GM North America
    Total *              209,733 195,746    7.1  1,632,077  1,654,345    -1.3
-----------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-----------------------------------------------------------------------------
Buick Total                3,998       0  ***.*     10,378          0   ***.*
Cadillac Total             2,491   1,704   46.2     16,999     16,489     3.1
Chevrolet Total          149,912 143,989    4.1  1,168,005  1,193,407    -2.1
GMC Total                 42,605  40,148    6.1    338,284    349,668    -3.3
Hummer Total                  48      53   -9.4        527        649   -18.8
Oldsmobile Total           4,461   4,046   10.3     42,349     48,424   -12.5
Pontiac Total              6,218   5,806    7.1     55,535     45,708    21.5
    GM Total             209,733 195,746    7.1  1,632,077  1,654,345    -1.3
------------------------------------------------------------------------------
* Includes US/Canada/Mexico


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                                August                  January - August
                      --------------------------------------------------------
 Curr S/D:   27                            % Chg
 Prev S/D:   27         2001     2000     per S/D   2001      2000       % Chg
------------------------------------------------------------------------------
Vehicle Total          403,258   435,597    -7.4  3,235,110 3,470,961     -6.8
------------------------------------------------------------------------------
Car Total              190,366   237,055   -19.7  1,574,488 1,787,356    -11.9
------------------------------------------------------------------------------
Truck Total            212,892   198,542     7.2  1,660,622 1,683,605     -1.4
------------------------------------------------------------------------------
Light Truck Total      209,733   195,746     7.1  1,632,077 1,654,345     -1.3
------------------------------------------------------------------------------
Light Vehicle Total    400,099   432,801    -7.6  3,206,565 3,441,701     -6.8
------------------------------------------------------------------------------


------------------------------------------------------------------------------
       Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                August                   January - August
                       -------------------------------------------------------
                                           % Chg
                        2001      2000    per S/D    2001      2000      % Chg
------------------------------------------------------------------------------
Buick                   46,764    42,715     9.5    263,809   284,773     -7.4
Cadillac                13,772    16,816   -18.1    108,028   128,994    -16.3
Chevrolet              208,902   222,994    -6.3  1,745,577 1,834,138     -4.8
GMC                     43,694    42,047     3.9    350,257   370,670     -5.5
Hummer                      48        53    -9.4        527       649    -18.8
Oldsmobile              19,205    22,577   -14.9    172,688   202,001    -14.5
Other - Isuzu            1,559         0   ***.*     10,834         0    ***.*
Pontiac                 47,992    58,753   -18.3    375,618   429,617    -12.6
Saab                     4,223     3,753    12.5     24,339    25,133     -3.2
Saturn                  17,099    25,889   -34.0    183,433   194,986     -5.9
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    185,361   232,007   -20.1  1,541,919 1,749,743    -11.9
-------------------------------------------------------------------------------
Light Truck            209,733   195,746     7.1  1,632,077 1,654,345     -1.3
-------------------------------------------------------------------------------

Twenty-seven selling days for the August period this year and twenty-seven for last year.

* American Isuzu Motors, Inc. dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.




                          GM Production Schedule - 9/01
                -------------------------------------------------------------
                       GMNA                                       Memo:
                -----------------                        Total    ----
Units 000s       Car* Truck Total  GME** GMLAAM  GMAP  Worldwide  NUMMI  CAMI
                ----- ----- ----- ------ ------  ----  ---------  -----  ----
2001 Q3           569  663  1,232   378      146    75    1,831     11    15
O/(U) prior
forecast:@          2    0      2    (9)     (11)   (6)     (24)     0     0
-----------------------------------------------------------------------------
                       GMNA                                           Memo:
                -----------------                        Total        ----
Units 000s       Car* Truck Total  GME   GMLAAM  GMAP  Worldwide  NUMMI  CAMI
                ----- ----- ----- -----  ------  ----  ---------  -----  ----
   1997
1st Qtr.          797   645 1,442   472      130    32    2,076     16    30
2nd Qtr.          809   650 1,459   521      162    33    2,175     17    29
3rd Qtr.          712   557 1,269   417      170    31    1,887     13    21
4th Qtr.          765   693 1,458   464      142    37    2,101     11    18
                ----- ---- ------  ----     ----   ---   ------    ---    --
    CY          3,083 2,545 5,628 1,873      604   133    8,238     57    98

   1998
1st Qtr.          673   702 1,375   424      146    36    1,981     16    10
2nd Qtr.          615   557 1,172   479      153    39    1,843      7    14
3rd Qtr.          592   410 1,002   440      137    37    1,616     11     3
4th Qtr.          819   691 1,510   522       89    36    2,157     12    18
                -----  ---- ----- -----      ---   ---   ------    ---    --
    CY          2,699 2,360 5,059 1,864      525   148    7,596     46    45

   1999
1st Qtr.          781   725 1,506   524       93    38    2,161     12    23
2nd Qtr.          760   795 1,555   533      110    25    2,223     12    23
3rd Qtr.          660   699 1,359   427      112    47    1,945     13    17
4th Qtr.          759   694 1,453   530       97    47    2,127     12    26
                 ----  ---- ----- -----      ---   ---   ------    ---    --
    CY          2,960 2,913 5,873 2,014      412   157    8,456     49    89

   2000
1st Qtr.          746   775 1,521   572      118    40    2,251     13    24
2nd Qtr.          787   781 1,568   534      140    45    2,287     13    23
3rd Qtr.          689   630 1,319   374      151    53    1,897     12    22
4th Qtr.          670   694 1,364   513      135    47    2,059     12    23
                ----- ----- -----  ----     ----   ---   ------    ---    --
    CY          2,892 2,880 5,772 1,993      544   185    8,494     50    92

   2001
1st Qtr.          582   632 1,214   538      138    51    1,941     13    14
2nd Qtr.          638   726 1,364   491      165    64    2,084     13    16
3rd Qtr. #        569   663 1,232   378      146    75    1,831     11    15
4th Qtr. #        597   721 1,318   436      154    84    1,992      9    15
                ----- ----- ----- -----     ----   ---    -----    ---    --

      @ Numbers may vary due to rounding
      * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      September 4, 2001
      -----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)